Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Avista Acquisition LP II

Address of Joint Filer:	65 East 55th Street
18th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Avista Public Acquisition Corp. II [AHPA]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	8/9/2021

Designated Filer:	Avista Acquisition GP LLC II

Signature:

Avista Acquisition LP II

/s/ Benjamin Silbert
Name: Benjamin Silbert
Title: Attorney-in-Fact

8/9/2021

Joint Filer Information

Name of Joint Filer:	Avista Acquisition GP LLC II

Address of Joint Filer:	65 East 55th Street
18th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Avista Public Acquisition Corp. II [AHPA]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	8/9/2021

Designated Filer:	Avista Acquisition GP LLC II

Signature:

Avista Acquisition GP LLC II

/s/ Benjamin Silbert
Name: Benjamin Silbert
Title: Attorney-in-Fact

8/9/2021

Joint Filer Information

Name of Joint Filer:	Thompson Dean

Address of Joint Filer:	65 East 55th Street
18th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Avista Public Acquisition Corp. II [AHPA]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	8/9/2021

Designated Filer:	Avista Acquisition GP LLC II

Signature:

Avista Acquisition GP LLC II

/s/ Benjamin Silbert
Name: Benjamin Silbert
Title: Attorney-in-Fact

8/9/2021

Joint Filer Information

Name of Joint Filer:	David Burgstahler

Address of Joint Filer:	65 East 55th Street
18th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner
Director
Officer (President, Chief Executive Officer)

Issuer Name and Ticker or Trading Symbol:	Avista Public Acquisition Corp. II [AHPA]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	8/9/2021

Designated Filer:	Avista Acquisition GP LLC II

Signature:

Avista Acquisition GP LLC II

/s/ Benjamin Silbert
Name: Benjamin Silbert
Title: Attorney-in-Fact

8/9/2021